UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2026

Texas Ventures Acquisition III Corp

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-42609	98-1802457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1012 Springfield Avenue
Mountainside, New Jersey	07092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 985-8300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	TCACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TVA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Working Capital Note

On September 30, 2026, Texas Ventures Acquisition III Corp (the “Company”) issued a convertible unsecured promissory note (the “Prior Note”) in the aggregate principal amount of $250,000 to Yorkville Acquisition Sponsor II, LLC, a Florida limited liability company (the “Sponsor”), in order to provide the Company with additional working capital, as previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 8, 2026. On November 8, 2026, the Sponsor agreed to loan up to an additional $500,000 to the Company for working capital purposes. Also on November 8, 2026, in order to document such additional loan, the Company issued an amended and restated convertible unsecured promissory note (the “A&R Working Capital Note”) in the aggregate principal amount of up to $750,000 to the Sponsor, which amends, restates, supersedes and replaces the Prior Note in its entirety. Pursuant to the terms of the A&R Working Capital Note, the principal balance shall not accrue interest; shall be payable by the Company on the earlier of the date on which Company consummates its initial business combination or the date that the winding up of the Company is effective; and is convertible at the Sponsor’s election upon the consummation of the Company’s initial business combination. Should the Sponsor elect to convert all or a portion of the principal balance, the elected principal balance amount will convert, at a price of $10.00 per unit, into units identical to the private placement units issued in connection with the Company’s initial public offering (each, a “New Unit”), rounded down to the nearest whole number.

The foregoing description of the A&R Working Capital Note does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Working Capital Note, which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The A&R Working Capital Note shall be convertible up to a maximum of 75,000 New Units. Each New Unit will consist of one Class A ordinary share of the Company, par value $0.0001 per share (each, a “Class A Ordinary Share”), and one-half of one redeemable warrant, with each whole warrant entitling the holder to purchase one Class A Ordinary Share, at an exercise price of $11.50 per share, which will become exercisable beginning 30 days after the completion of the Company’s initial business combination, subject to certain terms and conditions and will expire at 5:00 p.m., New York City time, five years after the consummation of the initial business combination, or earlier upon redemption or liquidation.

The Company has relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the issuance of the A&R Working Capital Note.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	A&R Working Capital Note, dated November 8, 2026, issued by the Company to the Sponsor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS VENTURES ACQUISITION III CORP

By:	/s/ Troy Rillo
Name:	Troy Rillo
Chief Executive Officer & Chief Financial Officer

Date: November 10, 2026